UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2005

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13900 Riverport Drive, Maryland Heights, MO (Address of Principal Executive Offices)	63043 (Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On May 25, 2005, the Board of Directors of Express Scripts Inc. (the “Company”) approved an amendment to that certain Rights Agreement, dated as of July 25, 2001, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”). The amendment revises Section 1(c) of the Rights Agreement to exclude from the definition of “Beneficial Owner” and “Beneficial Ownership” any share of the Company’s common stock that could be acquired by a person upon the exercise or settlement of an option or contract, or the redemption, conversion or exchange of an equity interest in an investment company registered under the Investment Company Act of 1940, provided that such option, contract or equity interest is publicly-traded, and represents a direct or indirect interest in, or has a value determinable by reference to, securities of at least 100 issuers, and, further provided that the person in question does not have the right to vote or direct the vote of such shares of such common stock.

The purpose of the amendment is to exclude from the definition of “Beneficial Owner” and “Beneficial Ownership” shares of the Company’s common stock held by an exchange traded fund (a/k/a “SPDR”), which, prior to such amendment, could have been deemed to be “Beneficially Owned” by holders of shares of such fund.

A copy of the amendment is attached as Exhibit 10.1 to this report and incorporated herein by reference. The full text of the Rights Agreement was filed as Exhibit No. 4.1 to the Company’s Current Report on Form 8-K filed July 31, 2001.

Item 8.01   Other Events

      On May 25, 2005, Express Scripts, Inc. (the “Company”) announced that its Board of Directors had declared a 2-for-1 stock split in the form of a stock dividend of one share for each outstanding share, payable on June 24, 2005 to shareholders of record on June 10, 2005.  A copy of the press release containing such announcement is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) The following Exhibits are filed as part of this report on Form 8-K:

Exhibit 10.1   Amendment No. 1 to Rights Agreement between the Corporation and American Stock Transfer & Trust Company, as Rights Agent, dated May 25, 2005.

Exhibit 99.1   Press Release, dated May 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
Dated: May 31, 2005	By: /s/ George Paz George Paz President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Rights Agreement between the Corporation and American Stock Transfer & Trust Company, as Rights Agent, dated May 25, 2005

99.1	Press release dated May 25, 2005